SECURITIES AND EXCHANGE COMMISSION
                        WASHINGTON, D.C.  20549

                      ____________________________




                                   FORM 8-K


                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


                      ____________________________





      Date of Report (Date of Earliest event reported):  January 20, 1998





      WINDSOR PARK PROPERTIES 5, A CALIFORNIA LIMITED PARTNERSHIP

(Exact   name  of  Registrant  as  specified  in  its  Certificate  of  Limited
Partnership)

            CALIFORNIA                            0-16642                           33-0243223
   (State or Other Jurisdiction                 (Commission                        (IRS Employer
 of Incorporation or organization)             File Number)                   Identification Number)



          6430 S. QUEBEC STREET, ENGLEWOOD, COLORADO                              80111
           (Address of Principal Executive Offices)                            (Zip Code)



                          (303) 741-3707
          (Registrant's Telephone Number, Including Area Code)


     ____________________________________________________________
     (former name or former address if changed since last report)

ITEM 4.     CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT.

           (a)  Previous independent accountants

                (I) On January 20, 1998, Windsor Park Properties 5, a California Limited Partnership (the "Registrant") dismissed Deloitte & Touche LLP as its independent accountants.

                (II) The reports of Deloitte & Touche LLP on the Registrant's financial statements for the years ended December 31, 1996 and December 31, 1995 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

                (III) The  Windsor  Corporation,   a  general  partner  of  the
                      Registrant, was acquired by Chateau Communities, Inc. ("Chateau") during 1997. Coopers & Lybrand L.L.P. are the independent accountants for Chateau. The general partners' decision to change independent accountants was based upon anticipated lower accounting charges, as well as Coopers & Lybrand's relationship with Chateau.

                (IV) During the Registrant's two most recent fiscal years and through January 20, 1998, there have been no disagreements with Deloitte & Touche LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Deloitte & Touche LLP would have caused them to make reference thereto in their report.

                (V) During the two most recent fiscal years and through January 20, 1998, there have been no reportable events (as defined in Regulation S-K Item 304(a)(1)(v)).

                (VI) The Registrant has requested that Deloitte & Touche LLP furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements.

           (b)  New independent accountants

                (I) The Registrant engaged Coopers & Lybrand, L.L.P. as its new independent accountants as of January 21, 1998.
                      During the two most recent fiscal years and through January 20, 1998, the Registrant has not consulted with Coopers & Lybrand L.L.P. on items which (1) were or should have been subject to Statement of Auditing Standard No. 50 or (2) concerned the subject matter of a disagreement or reportable event with the former accountants, (as described in Regulation S-B Item 304(a)(2)).

ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS

           (c) Exhibits - the following exhibit will be filed by amendment promptly upon its availability:

                16 Letter dated January __, 1998 from Deloitte & Touche LLP, the Registrant's former accountants, to the Securities and Exchange Commission.


SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 27, 1998    WINDSOR PARK PROPERTIES 5,
                           A California Limited Partnership
                                 (Registrant)

                           By:   The Windsor Corporation, General Partner

                                 By:  /s/ Steven G. Waite
                                      _______________________
                                      STEVEN G. WAITE
                                      President